[THE RESERVE® LOGO]

RESERVE YIELD PLUS FUND
OF RESERVE SHORT-TERM INVESTMENT TRUST

Class R

Class Treasurer’s Trust

Class 25

Class 15

PROSPECTUS
JULY 28, 2006

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The Reserve
1250 Broadway
New York, NY 10001-3701
800-637-1700 (and press “0”)
212-401-5930 (facsimile)
customerservice@TheR.com
or visit our web site at www.TheR.com

IT PAYS TO KEEP MONEY IN RESERVE®

ABOUT THE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. THIS FUND IS NOT A MONEY MARKET FUND. Investors can lose money by investing in the Fund. They may also make money.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified mutual fund, designed as a convenient complement to the investment of temporary cash balances in short-term money market accounts or instruments. WHILE THE FUND IS NOT A MONEY MARKET FUND, IT SEEKS TO MAINTAIN A STABLE $1.00 SHARE PRICE. The Fund seeks to provide higher returns than money market funds and other short-term investments. While serving as an effective cash management solution for investors, the Fund is structured to reduce or eliminate the problems of direct investing, such as scheduling maturities, reinvesting proceeds, evaluating the credit quality of issuers, investing in round lots, and the safeguarding, receipt and delivery of securities. The Fund will seek to limit share price volatility by maintaining a dollar weighted average maturity of 90 days or less and by limiting the maturity of individual instruments to 24 months or less, except in the case of adjustable rate government obligations, which may have a longer ultimate maturity. In calculating portfolio maturity, the maturity of an investment will be considered to be the earlier of the instrument’s maturity date, put date or the next interest reset date. Shares of money market funds will be considered to have a maturity of one day.

Reserve Management Company, Inc. (“RMCI” or “Adviser”), the Fund’s investment adviser, monitors a range of economic and financial factors and, based on that analysis, the assets of the Fund are invested in a mix of U.S. dollar denominated securities that are intended to provide as high a return as possible without jeopardizing the stability of the Fund’s share price and without violating its investment policy.

The Fund will principally invest directly, or indirectly through repurchase agreements, in negotiable certificates of deposit (“CDs”), time deposits, bankers’ acceptances, commercial paper and letters of credit of U.S. banking institutions which are members of the Federal Deposit Insurance Corporation (“FDIC”), investment grade corporate debt obligations, asset-backed securities,  and similar U.S. dollar obligations of foreign banks and corporations located in major industrialized nations in Western Europe and in other countries such as Australia and Canada. The Fund invests only in foreign banking institutions which, at the time of the investment, have more than $25 billion (or the equivalent in other currencies) in total assets. The Fund intends to concentrate, and normally invest more than 25% of its total assets in the aggregate, in commercial banks, savings institutions and foreign banks.

The Fund may invest in instruments issued by the U.S. government, its agencies and instrumentalities, money market funds, similar instruments approved by the Board of Trustees and instruments fully collateralized by any of these obligations. For obligations subject to repurchase agreements, the creditworthiness of the transaction will be determined by the credit ratings of the repurchase agreements’ counterparties as well as the underlying collateral.

In an effort to increase returns, the Fund expects to use leverage in certain circumstances when, in the Adviser’s judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. The Fund also intends to leverage by entering into reverse repurchase agreements with banks, mutual funds (including affiliated money market funds) and securities dealers deemed creditworthy pursuant to guidelines adopted by the Board of Trustees. Reverse repurchase agreements are considered to be borrowings. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the period that a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities with a value equal to the repurchase price.

The Fund may use leverage in an amount up to 33 1/3% of the Fund’s total assets (including the amount of its borrowings).

Under a repurchase agreement, the other party sells and simultaneously agrees to repurchase a security at a mutually agreed upon time and price, which results in a fixed rate of return for the period of the agreement. Securities subject to repurchase will be placed in a segregated account and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price.

The Fund may invest its assets in affiliated money market funds, subject to compliance with an SEC exemptive order applicable to the Fund, currently up to 25%. The Fund expects that such investments will occur in periods of declining interest rates, when yields of money market funds exceed those of available money market instruments, and for general cash management. The portion of the Fund’s assets invested in money market funds will vary based on market conditions. The Fund may also invest up to 100% of its assets in affiliated money market funds during the Fund’s initial investment period.

The Fund will be invested in accordance with the investment objective and strategies outlined in this Prospectus at all times as are practicable. However, from time to time, in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (e.g., investing all of its assets in money market funds, including affiliated money market funds, subject to compliance with applicable law) that are inconsistent with the Fund’s principal investment strategies. If the Fund adopts a temporary defensive position, the Fund may not attain its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information.

EXPENSES OF OTHER INVESTMENT COMPANIES. If the Fund invests in another investment company, the Fund’s shareholders would be indirectly subject to the fees and expenses of that investment company, in addition to the fees and expenses of the Fund except in the case of affiliated funds where RMCI will absorb the additional fees and expenses.

SUITABILITY. Different investors have different investment goals. The Fund is intended to provide professional management for your cash and shorter-term assets. It mainly seeks current income, liquidity and stability. The Fund is not intended to be a balanced investment program.

PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. THIS FUND IS NOT A MONEY MARKET FUND. The Fund’s share price is subject to change daily, due to changes in general market conditions in response to economic, political and financial developments. The Fund is also subject to the risks associated with particular securities and the types of securities held. The Fund cannot guarantee that it will achieve its investment objective. The following factors could reduce the Fund’s income level and/or share price:

•                             INTEREST RATE AND RETURN FLUCTUATION RISK. Most of the Fund’s performance depends on interest rates, and when interest rates fall, the Fund’s returns will typically fall as well. In addition, as investments mature, the proceeds are reinvested at rates that may be lower than levels previously earned. When interest rates rise, the value of an investment in debt securities generally goes down, although the value of long-term debt securities generally goes down more than the value of short-term securities.

•                             CREDIT RISK. Credit risk depends on the ability of an issuer to repay principal and interest when due and the terms of a particular obligation. A decline in the credit quality or credit rating of an issuer, or of the provider of credit support or a maturity-shortening structure for a security, can cause the value of the Fund’s investment in the security to decrease.

•                             REPURCHASE AND REVERSE REPURCHASE AGREEMENT RISK. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund’s ability to dispose of the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities at the agreed time or at all. If the Fund is not able to recover the securities, and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

•                             BANKING INDUSTRY RISK. The risks of investing in the banking industry include interest rate risk, credit risk and the risk of adverse regulatory developments. the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss on the transaction.

•                             ASSET-BACKED SECURITIES RISK. Asset-backed securities which are subject to prepayment may lose more value due to changes in interest rates than other debt securities, especially during periods when those rates are declining.

•                             FOREIGN SECURITIES RISK. Investments in foreign securities involve certain additional risks such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards.

•                             LEVERAGING RISK. The Fund expects to use financial leverage for investment purposes in certain circumstances when, in the Adviser’s judgment, borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. This is a speculative technique. If the Fund uses leverage, its losses may be higher than if it did not use leverage and the Fund may lose more than the amount of its actual investment. So long as the proceeds from borrowings are invested in securities that provide a higher rate of return than the cost of borrowing, the leverage will allow shareholders to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the cost of leverage were to exceed the return on the securities acquired with borrowings, the Fund’s use of leverage would result in a lower rate of return to shareholders than if the Fund were not leveraged. There is no assurance that the Fund’s use of leverage will be successful. The use of leverage creates an opportunity for increased return, but also creates additional risks, including the possibility of greater volatility of net asset value. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged.

•                             MANAGED DISTRIBUTION; STABLE $1.00 NAV RISK. The Fund will follow a managed distribution policy. The Fund intends to declare daily dividends, consisting of net income earned. At times, daily dividend declarations could also include short-term capital gains, if any, on securities holdings and other Fund assets. A distribution of amounts exceeding net investment income and realized capital gains could result in a return of capital to investors for tax purposes. Over time, the Fund will distribute all of its net investment income and capital gains. Under-distribution of realized gains could result in a special year-end distribution to meet the requirements of the Internal Revenue Code of 1986, as amended, for the Fund to be treated as a regulated investment company, which would only benefit investors holding shares on the record date for the special distribution. The Fund will be managed to minimize the likelihood of special year-end capital gains distributions, and to avoid varying from a $1.00 net asset value per share. In the event of an over-distribution or an under-distribution, the Fund may engage in a reverse stock split or a stock split, respectively, in order to maintain a constant $1.00 share price. Large, rapid changes in interest rates or credit deterioration in significant holdings combined with redemptions of Fund shares could also adversely affect the Fund’s ability to maintain a stable share price. THERE CAN BE NO GUARANTEE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NAV OR THAT THE FUND WILL NOT MAKE A DISTRIBUTION THAT RESULTS IN A RETURN OF CAPITAL.

•                             PORTFOLIO TURNOVER RISK. The Fund employs an investment strategy that contemplates short-term trading of portfolio holdings. The Fund cannot accurately predict its portfolio turnover rate but anticipates that it may exceed 250% under normal market conditions. Higher turnover rates could result in increased expenses and the increased realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals).

•                             VALUATION RISK. The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund’s assets will be priced using “fair value.” These prices may differ from market prices or the prices available from securities dealers.

•                             TEMPORARY DEFENSIVE STRATEGY RISK. If the Fund temporarily holds assets in cash or cash equivalents, it may not achieve its investment objective.

PERFORMANCE

No performance information is included since, as of the date of this Prospectus, the Fund has not yet completed a full calendar year of operations.

For the Fund’s performance information, call toll-free (800) 637-1700 or visit our web site at www.TheR.com.

FEES & EXPENSES

You will pay certain fees and expenses, described in the table below, if you buy and hold the different classes of shares of the Fund.

	CLASS 15	CLASS 25

SHAREHOLDER FEES
(Fees paid directly from your investment)
Low Balance Fee*	0.00%	0.00%
Redemption Fees**	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
Management Fee***	0.15%	0.25%
Distribution and Service (12b-1) Fee	0.00%	0.00%
Other Expenses+	0.01%	0.01%
Total Annual Fund Operating Expenses++	0.16%	0.26%

	CLASS Treasurer’s Trust	CLASS R

SHAREHOLDER FEES
(Fees paid directly from your investment)
Low Balance Fee*	0.00%	0.00%
Redemption Fees**	0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)

Management Fee***	0.60%	0.75%
Distribution and Service (12b-1) Fee	0.00%	0.25%
Other Expenses+	0.01%	0.01%
Total Annual Fund Operating Expenses++	0.61%	1.01%

*                            The Fund may charge a monthly “Low Balance Fee” (currently $15). See “How to Sell Shares.”

**                     Certain shareholders may also be subject to a fee for certain below-minimum redemptions by wire or check. See “How to Sell Shares.”

***              The Fund pays a “Comprehensive Management Fee” that includes the advisory fee of 0.08%, as well as all administrative and customary operating expenses of the Fund, and shareholder liaison services (such as responding to inquiries and providing information on investments), recordkeeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include the amounts described in footnote + below, for which the Fund pays its direct or allocated share.

+                            Other Expenses include interest charges, taxes, extraordinary legal and accounting fees and other extraordinary expenses, government imposed fees and expenses, including, but not limited to, federal and state registration fees, costs of shareholder meetings, including proxy solicitation, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the independent Trustees, for which the Fund pays its direct or allocated share.

++                     The Adviser agreed to contingently waive expenses or reimburse the Fund until December 31, 2005 to the extent that the Total Annual Operating Expenses for, for Class 15 shares exceeded 0.15%, for Class 25 shares exceeded 0.25%, for and for Class Treasurer’s Trust shares exceeded 0.60%. In addition, the Adviser agreed to contractually waive expenses or reimburse the Fund to the extent that the Total Annual Operating Expenses for Classes R exceeded 0.75%. The Adviser reserves the right to recover in subsequent periods any excess reimbursement or contingent waiver allowed to the Fund for a period of not more than three fiscal years. If the Fund invests in an affiliated money market fund, it will reduce the fees and expenses payable by Fund investors by the amount of fees and expenses charged by that affiliated fund. If the Fund invests in an unaffiliated money market fund, shareholders would bear both their proportionate share of fees and expenses in the Fund (including investment advisory fees) and, indirectly, the fees and expenses of such money market fund (including investment advisory fees of that fund).

The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in the Fund. The Annual Fund Operating Expenses are paid out of the Fund’s assets, so these expenses affect the value of the Fund’s shares.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE ENDS OF THOSE PERIODS. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and expense reimbursements or credits) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses Paid During Period
	One Year	Three Years	Five years	Ten Years
Yield Plus Class R	$102.50	$319.89	$554.90	$1,229.20

Yield Plus Class TREASURER’S TRUST	$61.50	$192.71	$335.68	$751.69

Yield Plus Class 25	$25.63	$80.58	$140.87	$318.48

Yield Plus Class 15	$15.38	$48.40	$84.70	$192.00

YOUR COSTS WOULD BE THE SAME WHETHER YOU STAYED IN THE FUND OR REDEEMED YOUR SHARES AT THE END OF ANY PERIOD.

FUND MANAGEMENT

THE INVESTMENT ADVISER. Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001, the Fund’s investment adviser, has provided management and investment advice to companies within the Reserve family of funds since November 15, 1971. As of March 31, 2006, RMCI had over $28 billion in assets under management. RMCI manages the Fund, subject to the policies adopted by the Board of Trustees, under the terms of an Investment Management Agreement.

The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund, including transfer agent services. For its services, the Fund pays RMCI a comprehensive management fee at an annual rate based on average daily net assets of each outstanding class of the Fund’s shares according to the schedule below. The fees are charged daily and paid periodically. RMCI may waive fees at its discretion. Such fee waivers are voluntary and may be discontinued at any time. RMCI reserves the right to recover any reimbursement or contigent waiver allowed to the Fund for a period of not more than three fiscal years after the reimbursement or waiver.

The comprehensive management fee (as a percentage of average daily net assets) for each Class is as follows:

CLASS	COMPREHENSIVE MANAGEMENT FEE
15	0.15
25	0.25
TREASURER’S TRUST	0.60
R	0.75

The portion of the comprehensive management fee for services other than investment advice can be changed by the Board of Trustees without shareholder approval.

A discussion regarding the basis for the board of directors approving the investment advisory contract of the Fund is available in the Fund’s semi-annual report for the reporting period ended June 30, 2005.

Michael Sheridan is the portfolio manager for the Fund and is primarily responsible for decisions regarding the Fund’s investments. Mr. Sheridan joined RMCI in 1991 and has served as portfolio manager of the Fund since inception.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation and other accounts that he manages.

THE DISTRIBUTOR. The fund’s distributor, Resrv Partners, Inc. (“Resrv”), 1250 Broadway, New York, NY 10001, is an affiliate of the Adviser.  The Fund has adopted a distribution and servicing plan under Rule 12b-1 for Class R that allows the Fund to pay fees for the sale and distribution of the shares of those classes. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges. The distribution fee (as a percentage of average daily net assets) is .25%.

Resrv may waive distribution plan fees at its discretion and may discontinue the waivers at any time.

Distribution fees are used to pay the distributor to promote the sale of shares and the servicing of accounts of the Fund. The expenses incurred by the distributor under the 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor’s employees or employees of the distributor’s affiliates for their distribution assistance. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Adviser or an affiliate may make similar payments under similar arrangements. For further information on the distributor’s payments for distribution, see the Fund’s Statement of Additional Information.

YOUR ACCOUNT

HOW TO BUY SHARES

SHARE CLASSES. The Fund offers a number of share classes, which are designed to offer a variety of pricing options and services to meet the needs of both individual investors and institutions that make Fund shares available to their customers. You will need to decide on a share class to purchase before making your initial investment. You should consider the size of your investment and the impact of potential costs over the life of your investment. Each share class is available to all investors who meet the investment minimum for the class, as described below. Each share class may not be available for purchase in all states.

ACCOUNT OWNERSHIP. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

MINIMUM PURCHASES. Different share classes are subject to different minimum initial and subsequent investment requirements, as indicated below. The Fund may change the minimum investment requirements at any time.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENT:

SHARE CLASS	MINIMUM INITIAL INVESTMENT	IRA INITIAL ACCOUNT MINIMUM	MINIMUM SUBSEQUENT INVESTMENT	IRA SUBSEQUENT ACCOUNT MINIMUM
Class 15	$20,000,000	N/A	$1,000,000	N/A
Class 25	$10,000,000	N/A	None	N/A
Class Treasurer’s Trust	$250,000	$1,000	$10,000	$250
Class R	None	$1,000	None	$250

HOW FUND SHARES ARE PRICED. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund’s net asset value per share (NAV) for that class of shares. The NAV is calculated by taking the total value of the assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding.

The Fund’s NAV is calculated as of 5:00 p.m. Eastern Time, its cut-off time for accepting purchase orders and redemption requests. Generally, the NAV is not calculated and purchase and redemptions orders are not accepted on days that the New York Stock Exchange (“NYSE”) is closed. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any day if RMCI determines it is in the shareholders’ interest to do so. Your order will be priced at the next NAV calculated after payment for your order is received by the Fund in investable funds. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund’s NAV.

The Fund will generally use market prices obtained from independent pricing services to value its assets. If market prices are not readily available, or if, in the judgment of the Trustees, such pricing information does not represent fair value, the Fund’s assets will be priced using “fair value.” Such “fair value” determination shall be made by the Valuation Committee or the Adviser. A security’s “fair value” price may differ from the price next available from independent providers or the market price. For securities whose remaining maturity is 60 days or less, the Fund will use amortized cost, which does not take into account market fluctuations.

PAYMENT FOR SHARES. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit card convenience checks, “starter” checks or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

• By check - You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Yield Plus Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor will be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve, 1250 Broadway, New York, NY 10001.

• By Federal wire - Please call Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at that day’s NAV if we receive your properly completed order before the cut-off time and your payment by Federal Wire is received on the same day, and you will earn dividends beginning on that day.  If you pay for shares by check, your order will be entered and priced at the NAV on the day we receive your properly completed order before the cut-off time and you will earn dividends beginning on the next business day.  Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

INVESTMENTS THROUGH THIRD PARTIES. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

INVESTMENTS THROUGH THE EXCHANGE PRIVILEGE. Investors can acquire shares of the Fund by an exchange from the same class of Reserve money market funds and shares of affiliated Hallmark funds. Any new account established through an exchange will have the same privileges as the original account (provided that they are available), except that checkwriting privileges may vary.

RIGHT TO REFUSE PURCHASES AND EXCHANGES. The Fund reserves the right to refuse any purchase or exchange request for any reason.

HOW TO SELL SHARES

You may redeem your shares on any day that the Fund’s net asset value is calculated. Shares will be redeemed at the next NAV determined after receipt of a redemption request, by telephone or in writing, by the Fund in proper form. Redemption requests received after the cut-off time for the calculation of the Fund’s NAV on any day will be redeemed at the NAV calculated on the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if the Fund had not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (not more than fifteen (15) calendar days from the date of purchase). The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The Fund may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A check-writing service fee of $100 may be charged for redemption checks of less than $100,000 by Class 15 and 25 shareholders and a fee of $5 may be charged for redemption checks of less than $100 by Class R shareholders. There will be a fee of $10 on all wire redemptions of less than $500,000 for Class 15 shares; a fee of $100 on all wire redemptions of less than $100,000 for Class 25 shares; and a fee of $10 on all wire redemptions of less than $10,000 for Class R shares. Service fees may be reduced or waived under certain conditions and increased upon 60 days’ notice to shareholders. Copies of shareholder redemption checks are not retuned to shareholders.

TELEPHONE REQUESTS. If you completed the “Redemption and Exchanges by Telephone” information on your Account Application, you may redeem your shares by calling 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder’s Account Application, if any. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request with a medallion signature guarantee to the Fund. Telephone redemptions may also be sent to your home address provided that the Fund’s records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions which it reasonably believes to be genuine.

WRITTEN REQUESTS. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of required account holders. A signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in your IRA, please call the Fund for information regarding the applicable withholding requirements.

MEDALLION SIGNATURE GUARANTEES. The following types of redemptions require written instructions and a medallion signature guarantee:

•                             the redemption is for more than $10,000 or the redemption proceeds are being sent to an address other than the bank or brokerage account previously designated by the shareholder; or

•                             the account address has been changed within the past thirty (30) days; or

•                             the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a medallion signature guarantee for one of the account’s registered owners.

CHECK WRITING PRIVILEGE. Once you complete an application or a signature card and certain other documentation, you may redeem your Class Treasurer’s Trust and R shares of the Fund by using your Reserve check-writing privileges to write checks for a minimum of $100 against your account. A check will be returned (bounced) and a fee of $15 will be charged if you request a stop payment; the check is postdated; it contains an irregularity in the signature, the amount or otherwise; it is for an amount less than $100; the signature or the payee is missing; or it is written against accounts with insufficient or uncollected funds. Checks may not be used to close your account. Checking may not be available to clients of some financial intermediaries and some financial intermediaries may establish their own minimum check amount.

REDEMPTIONS THROUGH THIRD PARTIES. If you purchased or hold your shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve the firm’s own redemption minimums, services fees or other requirements, which may be different from those described here.

REDEMPTIONS THROUGH THE EXCHANGE PRIVILEGE. Investors can exchange some or all of their shares for shares of the same class in other Reserve funds or shares of the affiliated Hallmark funds. Investors can request an exchange in writing or, if you have provided the proper information, by telephone. Be sure to read the current prospectus for any fund into which you would like to exchange. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in The Reserve and Hallmark family of funds. The Fund reserves the right to change or discontinue the exchange privilege on sixty (60) days’ notice from the Fund.

REDEMPTIONS IN KIND. If the amount of a redemption request is large enough to affect the Fund’s operations (for example, if the request is greater than $250,000 or 1% of the Fund’s net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash (“redemption in kind”), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

MINIMUM BALANCE REQUIREMENTS. Because of the expenses of maintaining shareholder accounts, if an account, other than an IRA account, has an average monthly account balance of less than the minimum required for that share Class, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem the shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. The applicable minimum balance requirements are $100,000 in Classes 15 and 25, and $1,000 in Classes Treasurer’s Trust and R. Some financial intermediaries may establish different minimum balances and fee amounts.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI’s opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICES

The Fund offers a variety of shareholder services to make it more convenient for you to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website at www.TheR.com.  Applications for some of these services are also available on our website.

INDIVIDUAL RETIREMENT ACCOUNTS. Investors may use Class Treasurer’s Trust and R shares of the Fund as an investment for an Individual Retirement Account (“IRA”). An IRA Master Plan with information regarding administration fees and other details is available by calling 800-637-1700 and pressing “0.”

RESERVE EASY ACCESS.SM Reserve Easy Access is The Reserve’ 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining performance information, account balances and check reorders. To use Easy Access, call 800-637-1700.

RESERVE ONLINE ANYWHERE® ACCESS. You may also access account activity for the previous six months, current price information and other information through OnLine Anywhere Access at www.TheR.com. You must call 800-637-1700 to activate OnLine Anywhere Access.

SHAREHOLDER COMMUNICATIONS. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss. The Fund may choose not to send duplicate copies of shareholder communications, such as the Prospectus and Annual Report, to related accounts at a common address. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

AUTOMATIC ASSET-BUILDER PLAN. You may purchase shares of the Fund by automatically transferring a fixed dollar amount ($25 minimum) into your Reserve Yield Plus account from a checking, NOW money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans’ benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be directly deposited into your Reserve account.  Please call 800-637-1700 or visit our website at www.TheR.com for an application.

RESERVE eDELIVERY. The Fund may provide electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day for more information or enroll online at www.TheR.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of your financial intermediary for more information.

SPECIAL SERVICES. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS, DISTRIBUTIONS & TAXES

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person’s tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund’s net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Recently enacted legislation reduces the tax rate on certain dividend income and long-term capital gain. However, to the extent the Fund’s distributions are derived from income on short-term debt securities and short-term capital gain, the Fund’s distributions will not be eligible for this reduced tax rate. Distributions of any long-term capital gains earned by the Fund would be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

It is the Fund’s intention to distribute substantially all of its net investment income. At times a portion of the Fund’s daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the Fund’s net investment income and net realized short-term capital gain is less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, would be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial returns for the period indicated.  Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the period from commencement of operations of the applicable class to March 31, 2006 has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request by calling 888-823-2867.

	CLASS 15	CLASS 25	CLASS TT	CLASS R
	FOR THE PERIOD	FOR THE PERIOD	FOR THE PERIOD	FOR THE PERIOD
	ENDED	ENDED	ENDED	ENDED
	MARCH 31, 2006(b)	MARCH 31, 2006(a)	MARCH 31, 2006(a)	MARCH 31, 2006(b)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00
Increase from investment operations Net investment income	0.02	0.03	0.03	0.02
Total from investment operations	0.02	0.03	0.03	0.02
Dividends from net investment income	(0.02)	(0.03)	(0.03)	(0.02)
Total distributions	(0.02)	(0.03)	(0.03)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total Return	2.46%	3.26%	3.26%	2.47%

RATIOS/SUPPLEMENTAL DATA

Net assets end of year (thousands)	$1,293,948	$60,778	$2,402	$670
Ratios of expenses to average net assets#	0.16%	0.26%	0.61%	1.01%
Ratios of expenses to average net assets net of fee waivers#	0.03%	0.02%	0.04%	0.04%
Ratios of net investment income to average net assets#	4.28%	4.03%	4.46%	4.44%
Portfolio Turnover Rate*	0.00%	0.00%	0.00%	0.00%

(a)	Class 25 and TT commenced operations on June 8, 2005.
(b)	Class 15 and R commenced operations on August 31, 2005.
*	This number excludes short-term investments.
#	Annualized.

PRIVACY POLICY

PROTECTING YOUR PRIVACY AT THE RESERVE*

PROTECTING CUSTOMER INFORMATION: Keeping your personal information secure is important to us at The Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

The Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

WHO IS COVERED BY OUR PRIVACY POLICY: This Privacy Policy applies to all current and former customers of The Reserve. Customers who receive information from The Reserve through the Internet are covered by The Reserve’s Internet Security Statement, which is posted on our Web site at www.TheR.com. The site also contains links to unaffiliated Web sites. The Reserve is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.TheR.com. You will be notified of any major change to the Privacy Policy.

TYPES OF INFORMATION WE COLLECT FROM OUR CUSTOMERS:

•                             Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•                             Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve and others.

•                             Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•                             If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.TheR.com for more information.

•                             If you utilize The Reserve’s online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

USE OF INFORMATION: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. The Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•                             LEGAL AND ROUTINE BUSINESS REASONS. The Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve, such as printing statements, checks, etc.

(i)

•                             MARKETING PURPOSES. We may also share information we have about you, as described above, with third parties hired by The Reserve to market The Reserve’s products and services exclusively.

•                             SHARING INFORMATION WITHIN RESERVE. The Reserve and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

QUESTIONS: If you have any questions, please call our Customer Service Department at 800-637-1700 and press zero between the hours of 8:30a.m. and 6:00p.m. Eastern Time or send a letter to The Reserve, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

WE CONSTANTLY EVALUATE OUR PROCEDURES TO PROTECT PERSONAL INFORMATION AND MAKE EVERY EFFORT TO KEEP YOUR PERSONAL INFORMATION ACCURATE AND CURRENT. IF YOU IDENTIFY ANY ERROR IN YOUR PERSONAL INFORMATION OR NEED TO CHANGE THAT INFORMATION, PLEASE CONTACT US AND WE WILL UPDATE OUR RECORDS. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US BY E-MAIL AT customerservice@TheR.com OR CALL US AT 1-800-637-1700 AND PRESS ZERO.

OPTIONS RELATING TO DISCLOSURE OF PERSONAL INFORMATION: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@TheR.com or call us at 1-800-637-1700 and press zero. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

WAYS YOU CAN PROTECT YOUR PRIVACY:

Here are some measures to take to help prevent theft of your identity:

•                             Do not share your account information, including personal or secret codes or passwords, with others.

•                             Never provide confidential information to unknown callers.

•                             Protect your account records including all statements and receipts.

•                             Use a secure browser when doing business on the Internet, and exit online applications when finished.

IF YOU BELIEVE YOU MAY BE A VICTIM OF IDENTITY THEFT, YOU SHOULD:

•                             Contact The Reserve’s customer service immediately.

•                             Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•                             File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•                             Contact the Federal Trade Commission’s Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*          All references in this notice to “The Reserve” or “Reserve” include the Reserve family of funds, Reserve Management Corp., Reserve Management Company, Inc., or Resrv Partners, Inc., member NASD.

(ii)

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information (“SAI”) contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund’s Annual and Semi-Annual Reports list the Fund’s holdings, describe Fund performance, and include other information about the Fund’s investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling The Reserve toll free at 800-637-1700.

Information about the Fund (including the SAI) can be reviewed and copied at the Sec’s Public Reference Room In Washington, D.C. For information on the operation of the public reference room call 1-202-942-8090. Reports and other information about the Fund are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTORS ARE ADVISED TO READ AND RETAIN
THIS PROSPECTUS FOR FUTURE REFERENCE.

[THE RESERVE® LOGO]

1250 Broadway, New York, NY 10001-3701
212-401-5500

GENERAL INFORMATION AND 24 HOUR PERFORMANCE AND
BALANCE INFORMATION
800-637-1700 — www.TheR.com

Distributor — Resrv Partners, Inc.
RYP 07/06

Reserve Yield Plus Fund Investment Company Act File
Number: 811-21492
© Reserve Management Company, Inc.

[THE RESERVE® LOGO]

 RESERVE YIELD PLUS FUND
OF RESERVE SHORT-TERM INVESTMENT TRUST

Class R

Class Treasurer’s Trust

Class 25

Class 15

PROSPECTUS

JULY 28, 2006